P R O S P E C T U S

GE PRIVATE ASSET MANAGEMENT FUNDS, INC.

GE CONTRA FUND

JANUARY 28, 2005

As with all mutual funds, the Securities and Exchange Commission (“SEC”) does not guarantee that the information in this Prospectus is accurate or complete, nor has it judged the above fund for investment merit. It is a criminal offense to state otherwise.

Investments, Risks and Performance

GOAL AND STRATEGIES

GE Contra Fund (the “Fund”) seeks to provide protection against declines in the value of the U.S. equity allocation of certain assets custodied with GE Financial Trust Company (“GE Financial”). This investment goal may be changed by the Board of Directors without shareholder approval. The Fund is a no-load, diversified investment portfolio of GE Private Asset Management Funds, Inc. (the “Company”).

The investment adviser, GE Private Asset Management, Inc. (“GEPAM”), analyzes various mutual funds and directly held securities custodied with GE Financial for certain of their common clients (the “Custodied Funds”). GEPAM performs a statistical analysis of the return characteristics of these securities at an individual-security and/or the portfolio-level. Because mutual fund companies are not required to report their individual securities holdings directly to GEPAM, this periodic analysis may include a review of historic security holdings of the mutual funds, as described in public documents. Likewise, in the case of directly held securities, this periodic analysis may include a review of historic holdings or recommendations for client accounts.

Based on this analysis, GEPAM determines a composite portfolio—which it calls the U.S. Equity Benchmark. It then instructs Credit Suisse Asset Management, LLC (“CSAM”), the Fund’s sub-adviser, of the level and nature of the downside protection—or “contra” holdings—specifically designed to serve as a counter-balance for the U.S. Equity Benchmark. CSAM then uses a quantitative and qualitative investment process to select investments designed to provide protection against severe declines in the performance of the U.S. Equity Benchmark beyond predetermined levels. As a result of this hedging investment technique, the value of your investment in the Fund generally may increase when the value of the U.S. Equity Benchmark declines beyond pre-determined levels. Conversely, when the value of the U.S. Equity Benchmark increases, the value of your investment in the Fund generally will decrease.

Investments, Risks and Performance (continued)

PORTFOLIO INVESTMENTS

To achieve its investment goal, the Fund intends to use the following instruments:

•	options on securities and stock indexes;
•	stock index futures contracts;
•	options on stock index futures contracts; and
•	DIAMONDS (Dow Jones Industrial Average Model New Depositary Shares) and SPDRs (Standard & Poor’s Depositary Receipts), which are exchange traded funds (ETFs) intended to track the performance and dividend yield of the Dow Jones Industrial Average and the Standard & Poor’s 500 Index (the “S&P Index”), respectively.

To the extent that the Fund invests in DIAMONDS or SPDRs, the Fund will indirectly bear its proportionate share of the expenses of the underlying investment vehicle issuing these instruments.

Defensive investing. The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market instruments. If the Fund takes a temporary defensive position, it may be unable to achieve its investment goal. The Fund may also engage, to a limited extent, in other investment practices in order to achieve its investment goal. GEPAM and CSAM currently intend to pursue the Fund’s investment goal regardless of market conditions.

The Fund will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

RISK FACTORS

Investment in the Fund involves special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks when considering an investment in the Fund. The Fund alone does not constitute a balanced investment plan. Investors could lose money on their investments in the Fund, or the Fund may not perform as well as other investments.

The value of your investment in the Fund is designed to increase during times when the value of the U.S. Equity Benchmark is decreasing. Conversely, when the value of the U.S. Equity Benchmark increases, the value of your investment in the Fund should decrease. The Fund is subject to the following principal risk factors:

Available Information Risk. Because the mutual funds held by GE Financial for GEPAM’s clients are not required to report their securities holdings to GEPAM, and because GEPAM may not know what securities will be held directly for clients, GEPAM may be unable to determine the current market exposure of the U.S. Equity Benchmark, and thus may have imperfect knowledge of the exact risks to be hedged.

Investments, Risks and Performance (continued)

Benchmark Risk. The U.S. Equity Benchmark is based on the securities holdings of the Custodied Funds, which include various mutual funds and securities directly held by certain clients. Therefore, an individual’s investment portfolio may differ from the U.S. Equity Benchmark. As a result, when the Fund selects investments designed to provide protection against the declines in the performance of the U.S. Equity Benchmark, the hedge may not be successful in achieving its intended goal with respect to any particular individual investment portfolio.

Derivatives Risk. The Fund’s use of options, futures and options on futures (“derivatives”) involves additional risks and transaction costs, such as (i) adverse changes in the value of these instruments, (ii) imperfect correlation between the price of derivatives and movements in the price of the underlying securities, index or futures contracts, (iii) the fact that use of derivatives requires different skills than those needed to select portfolio securities, and (iv) the possible absence of a liquid secondary market for a particular derivative at any moment in time.

Exposure Risk. Certain investments (such as options and futures) and certain practices may have the effect of magnifying declines as well as increases in the Fund’s net asset value. Losses from buying and selling futures can be unlimited.

Management Risk. There is a risk that a strategy used by the Fund may fail to produce the intended result. This risk is common to all mutual funds.

Market Risk. The market value of a security may move up and down, sometimes rapidly and unpredictably. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Market risk is common to most investments, including stocks and bonds, and the mutual funds that invest in them.

Portfolio Turnover Rate Risk. The Company anticipates that investors that are part of a tactical or strategic asset allocation strategy may frequently redeem shares of the Fund, which will cause the Fund to experience higher portfolio turnover. A higher portfolio turnover rate may result in the Fund paying more brokerage commissions and generating greater tax liabilities for shareholders. Additionally, high portfolio turnover may adversely affect the ability of the Fund to meet its investment goals.

Regulatory Risk. At times, the Fund may be constrained in its ability to use futures, options on futures or other derivatives by an unanticipated inability to close positions when it would be most advantageous to do so.

Investments, Risks and Performance (continued)

Trading Halt Risk. Certain major exchanges on which options and futures contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract’s price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs before the close of a trading day, the Fund may not be able to purchase or sell options or futures contracts. In such an event, the Fund also may be required to use a “fair-value” method to price its outstanding contracts.

To the extent that the Fund invests in certain securities, the Fund may be affected by additional risks as discussed in “More About Risk.” Please read “More About Risk” carefully before you invest in the Fund.

PERFORMANCE INFORMATION

The following shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based unmanaged securities market index of large capitalization companies. The bar chart and the information below show performance of the Fund’s shares. Unlike the bar chart, the performance for shares in the Average Annual Total Returns table reflects the impact of the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Total Return

HIGHEST AND LOWEST QUARTER RETURNS

(for periods shown in the bar chart)

Highest: 98.57% in 3rd Quarter 2002; Lowest: -90.20% in 4th Quarter 2004.

Investments, Risks and Performance (continued)

Average Annual Total Returns

Calendar Years Ended December 31, 2004

	1 year*	5 years*	Since inception*	Inception date
Return Before Taxes	-99.85%	-71.67	-68.67%	12/07/98
Return After Taxes on Distributions(1)	-99.85%	-73.33	-70.29%
Return After Taxes on Distributions and Sale of Fund Shares(1)	-64.91%	-11.29	-16.29%
S&P 500 Index(2)	10.88%	-2.30	1.83%	*	*

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

(2) The S&P 500 Index is an unmanaged market-value weighted index comprised of 500 widely held common stocks. It is not possible to invest directly in the index. Index performance does not reflect deductions for fees, expenses or taxes.

 *  During the periods shown, GEPAM may have reduced or waived certain expenses which would have otherwise lowered the Fund’s total returns.

**  Index performance begins on December 7, 1998.

Investments, Risks and Performance (continued)

FEE TABLE

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the table below. “Shareholder Fees” are paid from your account. “Annual Fund Operating Expenses” are paid out of Fund assets, so their effect is included in the share price. “Annual Fund Operating Expense” figures are for the fiscal year ended September 30, 2004.

Shareholder Fees
(paid directly from your investment)
Sales charge (load) on purchases	None
Deferred sales charge (load)	None
Redemption fees	None
Annual Fund Operating Expenses
(deducted from Fund assets)
Management fee	1.20%
Distribution and service (12b-1) fees	None
Other expenses	0.65%
Total Annual Fund Operating Expenses	1.85%*

* As a result of a voluntary expense limitation by GEPAM, the ratio of expenses to average net assets of the Fund will not exceed 1.75%. GEPAM may waive a portion of its fee or reimburse expenses in order to maintain expenses below this limitation. This expense limitation may be discontinued at any time without notice.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example, however, is only hypothetical and your actual costs may be higher or lower.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year:	3 Years:	5 Years:	10 Years:
$188	$582	$1,001	$2,169

More About Risk

GENERALLY

The Fund’s risk profile is largely defined by the Fund’s investment goal and principal strategies. The principal risks of investing in the Fund are described in the Fund description above. Before you invest, please make sure you understand the risks that

More About Risk (continued)

apply to the Fund. As with any mutual fund, there is no guarantee that you will make money over any period of time and you could lose money by investing in the Fund. All investments involve some level of risk. Simply defined, risk is the possibility that you may lose money or not make money.

Investments in the Fund are not bank deposits. They are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may use certain investment practices that have higher risks and opportunities associated with them. However, the Fund has limitations and policies designed to reduce these risks. To the extent the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively.

OTHER TYPES OF INVESTMENT RISKS

Correlation Risk. The risk that changes in the value of a hedging instrument will not match those of the investment being hedged. Hedging is the use of one investment to offset the effects of another. Incomplete correlation can result in unanticipated risks.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

Early Closing Risk. The risk that unanticipated early closings of securities exchanges will result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

Information Risk. The risk that key information about an issuer, security or market is inaccurate or unavailable.

Interest Rate Risk. The risk of a decline in an investment’s market value attributable to changes in interest rates. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on Fund management or performance.

Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Valuation Risk. The risk that the Fund has valued certain of its securities at a higher price that it can sell them for.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

Management

ABOUT THE BOARD OF DIRECTORS

The Board of Directors of the Company supervises the Fund’s business affairs. The Board approves all significant agreements between the Fund and the Fund’s service providers.

ABOUT THE INVESTMENT ADVISERS

The Investment Adviser. GEPAM is located at 15233 Ventura Blvd, Fifth Floor, Sherman Oaks, CA 91403. As investment adviser to the Fund, GEPAM is responsible for:

•	managing the day-to-day operations and business activities of the Fund;
•	determining the level and nature of the downside protection desired for the Fund;
•	evaluating and selecting a qualified investment sub-adviser to manage the Fund’s assets according to its investment goal and strategies;
•	monitoring the activities of the Fund’s sub-adviser; and
•	providing office space and equipment.

GEPAM, a registered investment adviser, managed approximately $2.5 billion in separate account assets as of September 30, 2004.

GEPAM is a wholly-owned indirect subsidiary of GE Financial Assurance Holdings, Inc. (“GEFA”). GEFA, a wholly owned indirect subsidiary of General Electric Company, is a family of investment and insurance companies dedicated to helping financial advisors and consumers in the creation, preservation, and protection of personal wealth. Headquartered in Richmond, Virginia, GEFA operates in 17 countries.

The Sub-Adviser. GEPAM has engaged CSAM to manage all or a portion of the Fund’s portfolio according to its investment goal and strategies.

CSAM, located at 466 Lexington Avenue, New York, NY 10017, is the institutional and mutual fund asset management arm of Credit Suisse First Boston, an indirect wholly-owned subsidiary of Credit Suisse Group. CSAM is a diversified investment adviser managing global and domestic equity and fixed income portfolios for retail investors as well as institutional clients such as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. Together with its predecessor firms, CSAM has been engaged in the investment advisory business for over 60 years. As of September 30, 2004, CSAM and its global affiliates managed approximately $308.2 billion in assets.

Management Fees. During the fiscal year ended September 30, 2004 the Fund paid GE Financial an investment management fee at the annual rate of 1.20% (based on a percentage of the Fund’s average daily net assets).

Management (continued)

From this amount, the investment manager pays the sub-adviser an annual sub-advisory fee of 0.85% of the average daily net assets of the Fund for its services to the Fund. The Fund is not responsible for payment of the annual sub-advisory fee.

MEET THE PORTFOLIO MANAGERS

The advisory committee described below is primarily responsible for the day-to-day management of the Fund.

CSAM utilizes a team of portfolio managers and traders to manage the Fund (the “CSAM Committee”). The CSAM Committee presently includes Nelson Louie, Director, Christian T. Lee, Vice President and Waiman Leung, Vice President CSAM has served as subadviser since the Fund’s inception.

Nelson Louie, Director, is head of the derivatives team and also serves as a portfolio manager responsible for hedging strategies, transition and exposure management as well as enhanced index management. Prior to joining CSAM in 1993, he was an operations specialist with the funds management group at Bankers Trust. Mr. Louie holds a B.A. in Economics from Union College.

Christian T. Lee, Vice President and Portfolio Manager, is a currency portfolio manager who implements and monitors the currency overlay strategy. In addition, Mr. Lee analyzes and executes volatility arbitrage strategies. Before joining CSAM in 1996, he was responsible for risk management of derivatives positions at Mitsubishi Bank. Mr. Lee holds a B.A. in Economics and Finance from the University of Rochester.

Waiman Leung, Vice President and Portfolio Manager, is responsible for research and implementation of volatility arbitrage strategies. He has additional responsibilities for designing and executing equity and currency hedge structures. Prior to returning to CSAM in 2002, Mr. Leung was a proprietary equity trader at Worldco where he developed and executed quantitative trading strategies. Mr. Leung was a member of the derivatives team from 1993 through 2000 when he was a trader specializing in volatility arbitrage and portfolio hedging. Mr. Leung graduated Phi Beta Kappa from New York University where he earned a B.A. in Economics.

Account Policies

PRICING OF SHARES

You pay no sales charges on initial or subsequent investments in the Fund. Your price for Fund shares is the Fund’s net asset value (“NAV”) per share, which is generally calculated at the later of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time) or the time for settlement of the Fund’s options and futures contracts, if any (typically 4:15 p.m. Eastern time), each day the Exchange is open for business. Your purchase order will be priced at the next NAV calculated after your order is received by the Fund. Your redemption request will be priced at the next NAV calculated after the Fund receives the request in proper form.

Options and futures contracts purchased and held by the Fund are valued at the close of the securities or commodities exchanges on which they are traded (typically 4:15 p.m. Eastern time). Stock index options will be valued at the last price, but if that price does not fall within the bid and ask price for the stock index option, when the market closes at 4:15 p.m. Eastern time, then the stock index option will be valued at the mean between the bid and asked quotations. These times are referred to as “Valuation Times.” The Fund values its securities and other holdings based on market quotations or, where market quotations are not readily available or are believed not to reflect market value, as reflected by exchanges, at Valuation Times, based on fair value as determined in good faith using consistently applied procedures established by the Fund’s Board. The effect of valuing Fund holdings at fair value may be that the price determined may be different than the price determined using market quotations or another methodology and may not reflect the price at which the Fund could sell the asset. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect the investments’ value.

Some Fund securities may be listed on foreign exchanges that are open on days (such as Saturdays) when the Fund does not compute their prices. This could cause the value of the Fund’s portfolio investments to be affected by trading on days when you cannot buy or sell shares.

BUYING SHARES

The Fund is designed for professional money managers and knowledgeable investors who intend to invest in the Fund as part of a strategic or tactical asset allocation investment strategy. The Fund is not designed to be a stand-alone investment vehicle, but rather is to be used with certain other investments to provide a balance to the risks inherent in those investments.

Currently, only investors who have entered into an investment management agreement with GEPAM and have a custodial relationship with GE Financial are eligible to have shares of the Fund purchased for their custodial account at GEFTC. GEPAM provides investors asset allocation services with respect to the Fund and

Account Policies (continued)

other mutual funds based on an evaluation of an investor’s investment goals, risk preferences and investment time horizons. The Fund was developed to afford GEPAM ready access to certain strategies designed to facilitate management of the risks inherent in allocating their clients’ assets among other available investment options. GEPAM charges its clients fees for its services in addition to the expenses charged by the Fund. Investors should consult their investment professionals for more information.

In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, GE Financial will not be able to open a custodial account for you which holds Fund shares. If GE Financial is unable to verify your identity or the identity of any person authorized to act on your behalf, GE Financial reserves the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the net asset value per share next calculated after the determination has been made to close your account.

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. In its discretion, subject to review by the Board, GEPAM may waive the above minimum investment requirements.

SELLING SHARES

When selling shares, orders will be processed promptly and you will generally receive the proceeds within a week. Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen business days.

If the shares to be redeemed have a value of $100,000 or more, the Fund may require that your signature have an original Medallion Signature Guarantee from any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has been changed within 30 days of your redemption request, your signature must have a Medallion Signature Guarantee regardless of the value of the shares being redeemed.

A signature guarantee helps protect against fraud. Please call us to ensure that your signature guarantee will be processed correctly.

Account Policies (continued)

GENERAL POLICIES

Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the Fund takes reasonable measures to verify the order.

The Fund reserves the right to:

•	refuse any purchase request that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading;

•	refuse any purchase request in excess of 1% of the Fund’s total assets;

•	change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions;

•	change its minimum investment amounts;

•	delay sending out redemption proceeds for up to seven days if doing so sooner would adversely affect the Fund (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions); and

•	make a “redemption in kind” (payment in portfolio securities rather than cash) if the amount you are redeeming is large enough to affect Fund operations.

Shareholder Services

ACCOUNT STATEMENTS

You will automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Distribution Policies and Taxes

DISTRIBUTIONS

As a Fund investor, you will receive distributions.

The Fund may earn dividends from stocks and interest from bond, money market and other investments. The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. The Fund generally pays dividends from its net income and makes capital gain distributions annually. The Fund’s capital gains are usually distributed in November or December.

Distributions will be automatically reinvested.

TAXES

As with any investment, you should consider how your investment in the Fund will be taxed. Unless your account is an IRA or other tax-advantaged account, you should be aware of the potential tax implications. Please consult your tax professional concerning your own tax situation.

Taxes on Distributions. As long as the Fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Distributions you receive from the Fund, whether reinvested or taken in cash, are generally considered taxable. Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Distributions from the Fund’s long-term capital gains are taxed as long-term capital gains regardless of how long you have held Fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed at long-term capital gain rates to the extent the distributions are attributable to “qualifying dividend income” received by the Fund. “Qualified dividend income” generally consists of dividends from U.S. corporations (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) and certain foreign corporations, provided that the Fund satisfies certain holding period and other requirements.

Some dividends paid in January may be taxable as if they had been paid the previous December. If you buy shares shortly before or on the “record date” (the date that establishes you as the person to receive the upcoming distribution) you will receive a portion of the money you just invested in the form of a taxable distribution.

Taxes on Transactions. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or

Distribution Policies and Taxes (continued)

loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

Backup withholding. If you fail to provide your correct taxpayer identification number on your application, or you have been notified by the IRS that you are subject to backup withholding, the Fund may withhold a portion of your dividends, distributions and redemption proceeds for federal taxes. In the case of an individual, your taxpayer identification number is your social security number.

Frequent Trading

Short-term or excessive trading (“frequent trading”) of a mutual fund’s shares by shareholders is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund’s portfolio securities and the reflection of that change in the fund’s share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund’s portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading could pose the risk of lower returns for long-term shareholders of the Fund.

Because all transactions in Fund shares are directed by GEPAM, market timing by investors is unlikely to occur.

Nonetheless, the Fund reserves the right to reject any purchase or exchange order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund’s management or otherwise. The Fund’s procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase or exchange orders it determines in its discretion to be disruptive. The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.

Financial Highlights

The financial highlights tables are intended to help you understand the performance of the Fund since inception. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a Fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report (available upon request).

	2004(2)	2003(2)	2002(2)	2001(1)(2)	2000(2)
Net Asset Value, Beginning of Year	$9.91	$51.35	$50.35	$10.86	$22.65
Income (Loss) From Operations:
Net investment income (loss)(3)	(0.00)*	(0.12)	(0.31)	(0.09)	0.27
Net realized and unrealized gain (loss)	(9.86)	(22.71)	18.24	39.72	(11.40)
Total Income (Loss) From Operations	(9.86)	(22.83)	17.93	39.63	(11.13)
Less Distributions From:
Net investment income	—	—	—	(0.13)	(0.66)
Net realized gains	—	(18.61)	(16.93)	(0.01)	—
Total Distributions	—	(18.61)	(16.93)	(0.14)	(0.66)
Net Asset Value, End of Year	$0.05	$9.91	$51.35	$50.35	$10.86
Total Return(4)	(99.50)%	(48.83)%	95.70%	366.57%	(49.75)%
Net Assets, End of Year (000s)	$17,838	$86,352	$165,882	$94,007	$25,188
Ratios to Average Net Assets:
Expenses(3)(5)	1.75%	1.51%	1.72%	1.71%	1.50%
Net investment income (loss)	(0.79)	(0.79)	(1.14)	(0.39)	2.17
Portfolio Turnover Rate	0%	0%	0%	0%	0%
(1)	Effective December 18, 2000, per share amounts were restated to reflect a 1 for 3 reverse stock split.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	The manager has waived a portion of its fees for the year ended September 30, 2004 and September 30, 2000. If such fees were not waived, the actual expense ratios would have been 1.85% and 2.00%, respectively.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 1.75%. Prior to November 28, 2000, the voluntary expense limitation was 1.50%.
*	Amount represents less than $0.01 per share.

For Additional Information

More information about the Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

These reports include financial statements, portfolio investments and detailed performance information. The annual report also provides a discussion of the market conditions and investment strategies that significantly affected Fund performance during the last fiscal year and includes the independent registered public accounting firm’s report.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI provides more details about the Fund and its investments. A current SAI has been filed with the SEC and is incorporated by reference (is legally considered part of this Prospectus).

Please contact the Company to obtain more information about the Fund, inquire about your account or request a free copy of the current annual/semi-annual report or SAI:

• By	telephone: 800-238-0810
• By	mail: GE Private Asset Management Funds, Inc.

15233 Ventura Blvd, Fifth Floor

Sherman Oaks, CA 91403-2224

You can also obtain copies of the SAI and other information about the Fund from your Investment Professional.

You may visit the SEC’s Internet Website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies of this information by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by sending your request electronically at public.info@sec.gov. You may review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. To find out more about the public reference room, call the SEC at 202-942-8090.

Investment Manager:

GE Private Asset Management, Inc.

15233 Ventura Blvd, Fifth Floor

Sherman Oaks, CA 91403-2224

Administrator:

Integrated Fund Services, Inc.

P.O. Box 5354

Cincinnati, OH 45201-5354

Transfer Agent:

Integrated Fund Services, Inc.

P.O. Box 5354

Cincinnati, OH 45201-5354

Custodian:

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02101

Sub-adviser:

Credit Suisse Asset Management, LLC

466 Lexington Avenue

New York, NY 10017

Independent Registered Public

Accounting Firm:

KPMG LLP

757 Third Avenue

New York, NY 10017

Counsel:

Paul, Hastings, Janofsky & Walker LLP

55 Second Street, 24th Floor

San Francisco, CA 94105-3441

SEC File No. 811-8977

Distributor: Capital Brokerage Corporation 3001 Summer Street P.O. Box 120031 Stamford, CT 06912-0031